SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 3, 2004

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On August 3, 2004, Consolidated Graphics, Inc. (the “Company”) announced the acquisition of Electric City Printing of South Carolina.  A copy of the press release is attached hereto as Exhibit 99.1.

The attached press release may contain forward-looking information.  Readers are cautioned that such information involves known and unknown risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(C)  EXHIBITS

The following exhibit is filed herewith:

99.1           Press release of the Company dated August 3, 2004, related to the announcement of the acquisition of Electric City Printing of South Carolina.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934,
THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY
THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

	By:	/s/ G. Christopher Colville

G. Christopher Colville Executive Vice President, Chief Financial Officer And Secretary

Date: August 3, 2004